--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 3, 1999


               Advanta Mortgage Conduit Services, Inc., as Sponsor
                 on behalf of Advanta Mortgage Loan Trust 1999-2
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     333-77927                 23-2723382
          --------                     ---------                 ----------
(State or Other Jurisdiction       (Commission File           (I.R.S. Employer
      of Incorporation)                 Number)              Identification No.)


                        Advanta Conduit Receivables Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                      333-77927                 88-0360305
           ------                      ---------                 ----------
(State or Other Jurisdiction       (Commission File           (I.R.S. Employer
      of Incorporation)                 Number)              Identification No.)

       Attention: General Counsel                                   92127
       10790 Rancho Bernardo Drive                               ----------
          San Diego, California                                  (Zip Code)
----------------------------------------
(Address of Principal Executive Offices)


Registrant's telephone number,
including area code                                               (858) 676-3099
--------------------------------------------------------------------------------

             16875 West Bernardo Drive, San Diego, California 92127
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

                  Advanta Mortgage Conduit Services, Inc. (the "Registrant" or the "Sponsor") registered an issuance of $3,595,000,000 in principal amount of Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-52351) (the "Prior Registration Statement"). On May 6, 1999, pursuant to Section 462(b) of the Act, the amount of securities still eligible to be sold under the Prior Registration Statement was carried forward to a new Registration Statement (File No. 333-77927) (the "Registration Statement") and an additional amount of securities equal to 20% of such amount ($127,500,000) was registered thereby.

                  Pursuant to the Registration Statement, the Sponsor formed Advanta Mortgage Loan Trust 1999-2 (the "Trust") which issued approximately $517,000,000 in aggregate principal amount of its Mortgage Loan Asset-Backed Certificates (the "Certificates"), on June 3, 1999 (the "Closing Date").

                  This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  The Certificates were issued pursuant to an Pooling and Servicing Agreement (the "P&S Agreement") attached hereto as Exhibit 4.1, dated as of June 1, 1999, among the Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.

                  The primary assets of the Trust are pool of closed-end mortgage loans ("Mortgage Loans"), used predominantly to refinance an existing mortgage loan on more favorable terms, to consolidate debt or to obtain cash proceeds by borrowing against the related borrower's equity in the real property and improvements pledged to secure the related Mortgage Loan, secured primarily by mortgages on single-family residences (which may be detached, part of a two- to four-family dwelling, a condominium unit or a unit in a planned unit development) which were conveyed to the Trust on the Closing Date. As of the Closing Date, the Mortgage Loans had the characteristics described in the Prospectus dated May 6, 1999, the Preliminary Prospectus Supplement dated May 21, 1999 filed pursuant to Rule 424(b)(3) of the Act with the Commission and the Prospectus Supplement dated May 26, 1999 filed pursuant to Rule 424(b)(5) of the Act with the Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

                  1.1 Underwriting Agreement, dated May 26, 1999, between the Sponsor and Morgan Stanley & Co. Incorporated, as Representative of the Underwriters.

                  4.1 Pooling and Servicing Agreement, dated May 1, 1999, among the Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.

                  4.2 Certificate Insurance Policy, dated June 3, 1999, and issued and delivered by Ambac Assurance Corporation.

                  4.3 Conveyance Agreement, dated June 3, 1999, among Advanta National Bank, Advanta Mortgage Corp. Midatlantic, Advanta Mortgage Corp. Midatlantic II, Advanta Mortgage Corp. Midwest, Advanta Mortgage Corp. Northeast, Advanta Finance Corp., Advanta Bank Corp. and Advanta Mortgage Corp. USA (collectively, the "Affiliated Originators"), the Sponsor, Advanta Conduit Receivables, Inc., as an Affiliate, and Bankers Trust Company of California, N.A., as Trustee.

                  4.4 Master Loan Transfer Agreement, dated May 1, 1999, among the Affiliated Originators, the Sponsor, Advanta Conduit Receivables, Inc. and Bankers Trust Company of California, N.A., as Trustee.

                  5.1 Opinion of Dewey Ballantine LLP regarding legality of the registered securities, dated as of June 3, 1999.

                  8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of June 3, 1999.

                  10.1 Indemnification Agreement, dated May 26, 1999, among Morgan Stanley & Co. Incorporated, Salomon Smith Barney, Inc. and Prudential Securities Incorporated, as Underwriters (the "Underwriters") and Ambac Assurance Corporation, as Certificate Insurer.

                  10.2 Guaranty, dated June 3, 1999, to Ambac Assurance Corporation and Morgan Stanley & Co. Incorporated, as Representative of the Underwriters, issued by Advanta Mortgage Holding Company.

                  10.3 Guaranty, dated June 3, 1999, to Ambac Assurance Corporation and Advanta Mortgage Loan Trust 1999-2 issued by Advanta Mortgage Holding Company.

                  23.1 Consent of KPMG Inc. regarding financial statements of Ambac Assurance Corporation, and their report.*

                  * Previously filed on Form 8-K filed with the Securities and Exchange Commission.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ADVANTA MORTGAGE CONDUIT SERVICES, INC., as
                                    Sponsor on behalf of Advanta Mortgage Loan
                                    Trust 1999-2.




                                    By: /s/   Michael Coco
                                        ----------------------
                                        Name:   Michael Coco
                                        Title:  Vice President



                                    ADVANTA CONDUIT RECEIVABLES, INC.


                                    By: /s/   Michael Coco
                                        ----------------------
                                        Name:   Michael Coco
                                        Title:  Vice President




Dated:  June 16, 1999

                                  EXHIBIT INDEX


   Exhibit No.     Description
   -----------     -----------
       1.1         Underwriting Agreement, dated May 26, 1999, between the
                   Sponsor and Morgan Stanley & Co. Incorporated, as
                   Representative of the Underwriters.

       4.1 Pooling and Servicing Agreement, dated as of May 1, 1999, among the Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.

       4.2 Certificate Insurance Policy, dated June 3, 1999, and issued and delivered by Ambac Assurance Corporation.

       4.3 Conveyance Agreement, dated June 3, 1999, among Advanta National Bank, Advanta Mortgage Corp. Midatlantic, Advanta Mortgage Corp. Midatlantic II, Advanta Mortgage Corp. Midwest, Advanta Mortgage Corp. Northeast, Advanta Finance Corp., Advanta Bank Corp. and Advanta Mortgage Corp. USA (collectively, the "Affiliated Originators"), the Sponsor, Advanta Conduit Receivables, Inc., as an Affiliate, and Bankers Trust Company of California, N.A., as Trustee.

       4.4 Master Loan Transfer Agreement, dated May 1, 1999, among the Affiliated Originators, the Sponsor, Advanta Conduit Receivables, Inc. and Bankers Trust Company of California, N.A., as Trustee.

       5.1 Opinion of Dewey Ballantine LLP regarding legality of the registered securities, dated as of June 3, 1999.

       8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of June 3, 1999.

      10.1 Indemnification Agreement, dated March 1, 1999, among Morgan Stanley & Co. Incorporated, Salomon Smith Barney, Inc. and Prudential Securities Incorporated, as Underwriters (the "Underwriters") and Ambac Assurance Corporation, as Certificate Insurer.

      10.2 Guaranty, dated June 3, 1999, to Ambac Assurance Corporation and Morgan Stanley & Co. Incorporated, as Representative of the Underwriters, issued by Advanta Mortgage Holding Company.

      10.3 Guaranty, dated June 3, 1999, to Ambac Assurance Corporation and Advanta Mortgage Loan Trust 1999-2 issued by Advanta Mortgage Holding Company.

      23.1 Consent of KPMG Inc. regarding financial statements of Ambac Assurance Corporation and their report.*

                  * Previously filed on Form 8-K filed with the Securities and Exchange Commission.